Exhibit 99.1

Prentiss Properties Trust	FOR FURTHER INFORMATION:
3890 West Northwest Hwy., Suite 400	Thomas F. August
Dallas, TX 75220	President & Chief Executive Officer
www.prentissproperties.com	(214) 654-0886
NYSE: PP
August 4th, 2005
PRENTISS PROPERTIES ANNOUNCES THE SALE OF A MORTGAGE NOTE
RECEIVABLE AND RELATED ADJUSTMENT TO 2ND QUARTER 2005
RESULTS
Dallas, August 4th, 2005 — Prentiss Properties Trust (NYSE: PP), a real estate investment trust (REIT) which focuses on office property ownership and development in select markets, today announced that on August 2, 2005 the Company sold for $1.0 million a second mortgage on the Crescent Center property in Atlanta, Georgia. The second mortgage was previously valued at $1.5 million. The impairment charge related to the sale results in a $500,000 reduction to the Company’s Net Income and Funds from Operations reported in its July 19, 2005 press release announcing its 2nd quarter 2005 operating results. The charge does not impact previously reported Adjusted Funds From Operation or Funds Available for Distribution.
FFO is a widely recognized measure of REIT operating performance. FFO is a non-GAAP financial measure and, as defined by the National Association of Real Estate Investment Trusts, means net income, computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships, joint ventures and subsidiaries. We believe that FFO is helpful to investors and our management as a measure of our operating performance because it excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, and, as a result, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income. In addition, we believe that FFO provides useful information to the investment community about our financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operating performance of REITs. However, our FFO may not be comparable to FFO reported by other REITs that do not define FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FFO should be examined in conjunction with net income as presented in our consolidated financial statements. We believe that net income is the most directly comparable GAAP financial measure to FFO. FFO does not represent cash

Prentiss Properties Trust Sale of a Mortgage Note and Related Adjustment to 2nd Quarter 2005 Results

generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income or to cash flows as an indication of our performance or as a measure of liquidity or ability to make distributions. A reconciliation of net income, the most directly comparable GAAP measure, to FFO is attached as a schedule to this press release.
FFO does not reflect depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties. These are significant economic costs that could materially impact our results of operations.
Adjusted FFO is a non-GAAP financial measure that we define as FFO (defined above) excluding (adding back) impairment losses related to real estate and real estate related assets and debt losses related to real estate assets sold. We believe that our Adjusted FFO provides useful information to the investment community about our financial performance when compared to other REITs as it eliminates FFO differences caused by the timing and classification within the income statement of real estate and real estate debt related losses. However, our Adjusted FFO may not be comparable to FFO or Adjusted FFO reported by other REITs that do not define FFO or Adjusted FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Adjusted FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to Adjusted FFO. Adjusted FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.
Like FFO, our Adjusted FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.
FAD is a non-GAAP financial measure that we define as Adjusted FFO (as defined above) less non-incremental capital expenditures, straight-line rent adjustments, rental income adjustments recognized in accordance with Statement of Financial Accounting Standards No. 141 (SFAS No. 141) and the amortization of financing costs. We believe that FAD is helpful to investors and our management as a measure of the performance of an equity REIT because, along with cash flow from operating activities, financing and investing activities, it provides investors with an indication of our ability to incur and service debt and to fund dividends and other cash needs. Our FAD may not be comparable to FAD reported by other REITs that do not define FAD exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FAD should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto.
We believe that net income is the most directly comparable GAAP financial measure to FAD. FAD does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our

Prentiss Properties Trust Sale of a Mortgage Note and Related Adjustment to 2nd Quarter 2005 Results

performance or to cash flows as a measure of liquidity or ability to make distributions. A reconciliation of net income, the most directly comparable GAAP measure, to FAD is attached as a schedule to this press release.
About Prentiss Properties Trust
Prentiss Properties Trust is a self-administered and self-managed real estate investment trust (“REIT”). It owns interests in 135 operating properties with approximately 18.8 million square feet – 16.6 million of office properties and 2.2 million of industrial properties. The Company also has a 158,000 square foot development project in construction at this time. The Company, through various management subsidiaries, manages approximately 28 million square feet of office and industrial properties owned by Prentiss, its affiliates and third parties.
With its headquarters in Dallas, Texas, Prentiss Properties focuses on the ownership of office properties in Metropolitan Washington D.C., Chicago, Dallas, Austin, Northern California and Southern California. It is a full service real estate company with in-house expertise in areas such as acquisitions, development, facilities management, property management and leasing.
Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intent,” “predict,” “project” and similar expressions as they relate to Prentiss Properties Trust or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions including the risks discussed in our filings with the Securities and Exchange Commission. If one or more of these risks materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this press release reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no current intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
Financial Tables to Follow
For more information on Prentiss Properties Trust,
visit the Company’s website at www.prentissproperties.com

Prentiss Properties Trust
Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Assets
Operating real estate:
Land	$369,160	$349,779	$341,321	$336,245	$345,089
Buildings and improvements	1,915,883	1,827,141	1,789,043	1,731,346	1,779,810
Less: accumulated depreciation	(257,923)	(245,518)	(234,007)	(224,748)	(221,575)

	2,027,120	1,931,402	1,896,357	1,842,843	1,903,324

Construction in progress	34,955	28,963	23,417	18,085	12,594
Land held for development	61,948	59,084	59,014	58,871	43,678

Deferred charges and other assets, net	287,405	269,015	260,283	236,392	233,238
Notes receivable, net	1,000	1,500	1,500	5,440	5,942
Receivables, net	61,272	55,910	55,772	54,841	51,030
Cash and cash equivalents	10,570	10,785	8,586	6,956	10,035
Escrowed cash	8,830	7,151	9,584	9,579	10,149
Investments in securities and insurance contracts	5,014	5,110	3,279	2,928	3,030
Investments in unconsolidated joint ventures	6,842	14,648	12,943	12,906	12,774
Interest rate hedges	3,286	7,242	2,804	2,107	5,099

Total assets	$2,508,242	$2,390,810	$2,333,539	$2,250,948	$2,290,893

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and notes payable	$1,393,100	$1,249,083	$1,191,911	$1,115,534	$1,103,992
Interest rate hedges	1,254	1,222	3,850	6,775	5,277
Accounts payable and other liabilities	100,395	89,059	105,304	93,255	82,706
Distributions payable	28,224	28,192	28,103	28,072	28,041

Total liabilities	1,522,973	1,367,556	1,329,168	1,243,636	1,220,016

Minority interest in operating partnership	23,425	24,613	24,990	26,790	27,738

Minority interest in real estate partnerships	44,905	62,029	35,792	30,858	77,843

Commitments and contingencies

Shareholders’ equity:
Preferred shares $.01 par value, 20,000,000 shares authorized, 3,773,585 shares issued and outstanding	100,000	100,000	100,000	100,000	100,000
Common shares $.01 par value, 100,000,000 shares authorized, 48,444,049 and 48,268,845 (includes 3,269,444 and 3,286,957 in treasury) shares issued and outstanding at June 30, 2005 and December 31, 2004, respectively	484	484	483	481	480
Additional paid-in capital	1,026,708	1,024,545	1,020,917	1,017,744	1,014,116
Common shares in treasury, at cost, 3,269,444 and 3,286,957 shares at June 30, 2005 and December 31, 2004, respectively	(82,379)	(82,376)	(82,694)	(82,505)	(82,159)
Unearned compensation	(5,700)	(6,491)	(3,386)	(3,827)	(4,254)
Accumulated other comprehensive income	2,599	6,595	(302)	(4,061)	564
Retained earnings/(distributions in excess of earnings)	(124,773)	(106,145)	(91,429)	(78,168)	(63,451)

Total shareholders’ equity	916,939	936,612	943,589	949,664	965,296

Total liabilities and shareholders’ equity	$2,508,242	$2,390,810	$2,333,539	$2,250,948	$2,290,893

Prentiss Properties Trust
Consolidated Statements of Income
(in thousands, except per share amounts)

	Six Months Ended		Three Months Ended
	6/30/2005	6/30/2004	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Revenues:
Rental income	$191,746	$171,920	$96,707	$95,039	$93,897	$91,008	$87,622
Service business and other income	6,556	6,416	3,506	3,050	4,277	3,216	2,928

	198,302	178,336	100,213	98,089	98,174	94,224	90,550

Operating expenses:
Property operating and maintenance	51,275	43,392	25,230	26,045	25,604	22,685	22,015
Real estate taxes	21,715	19,116	10,856	10,859	10,894	9,396	9,780
General and administrative and personnel cost	6,572	5,370	3,689	2,883	3,010	3,423	2,785
Expenses of service business	5,547	4,115	2,892	2,655	3,213	2,670	2,466
Depreciation and amortization	50,782	43,751	26,223	24,559	24,393	24,171	22,467

	135,891	115,744	68,890	67,001	67,114	62,345	59,513

Other expenses:
Interest expense	37,595	33,024	19,720	17,875	17,433	17,580	16,825
Amortization of deferred financing costs	1,290	1,133	572	718	559	651	568

Income from continuing operations before equity in income of unconsolidated joint ventures, loss on securities, impairment and minority interests	23,526	28,435	11,031	12,495	13,068	13,648	13,644

Equity in income of unconsolidated joint ventures	(845)	1,174	(1,543)	698	639	616	596
Loss on investment in securities	—	(420)	—	—	—	—	(420)
Loss from impairment of mortgage loan	(500)	—	(500)	—	(2,900)	—	—
Minority interests	(677)	(2,163)	(172)	(505)	(258)	(323)	(563)

Income from continuing operations	21,504	27,026	8,816	12,688	10,549	13,941	13,257

Discontinued operations:
Income from discontinued operations including impairment losses	—	2,920	—	—	44	390	942
Gain/(loss) from disposition of discontinued operations	17	10,185	2	15	3,593	(1,821)	10,185
Loss from debt defeasance related to sale of real estate	—	(5,316)	—	—	—	—	(5,316)
Minority interest related to discontinued operations	—	(246)	—	—	(108)	44	(182)

	17	7,543	2	15	3,529	(1,387)	5,629

Income before gain/(loss) on sale of land	21,521	34,569	8,818	12,703	14,078	12,554	18,886

Gain/(loss) on sale of land	—	1,222	—	—	—	—	(94)

Net income	21,521	35,791	8,818	12,703	14,078	12,554	18,792
Preferred dividends	(4,226)	(5,826)	(2,113)	(2,113)	(2,113)	(2,113)	(2,113)

Net income applicable to common shareholders	$17,295	$29,965	$6,705	$10,590	$11,965	$10,441	$16,679

Net income per common share — basic	$0.39	$0.68	$0.15	$0.24	$0.27	$0.23	$0.38

Weighted average number of common shares outstanding — basic	44,893	43,906	44,902	44,884	44,799	44,691	44,386

Net income per common share — diluted	$0.38	$0.68	$0.15	$0.23	$0.27	$0.23	$0.37

Weighted average number of common shares and common share equivalents outstanding-diluted	45,116	44,094	45,122	45,109	45,024	44,882	44,527

Calculation of FFO and FAD
For Common Shares and Common Share Equivalents
(000s, except per share data)

	Six Months Ended		Three Months Ended
	6/30/2005	6/30/2004	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Funds from Operations (FFO)

Net income	$21,521	$35,791	$8,818	$12,703	$14,078	$12,554	$18,792
Adjustments:
Real estate depreciation and amortization (1)	50,452	46,767	26,045	24,407	24,294	24,368	23,785
Minority interests (2)	507	1,034	195	312	366	333	538
Minority interest share of depreciation and amortization	(3,009)	(2,124)	(1,578)	(1,431)	(1,377)	(1,181)	(1,303)
Pro rata share of joint venture depreciation and amortization	1,350	1,480	603	747	756	749	744
Issue costs of preferred units redeemed	—	(1,600)	—	—	—	—	—
(Gain)/loss on sale of real estate	(17)	(11,407)	(2)	(15)	(3,593)	1,821	(10,091)
FFO applicable to common and common equivalents	$70,804	$69,941	$34,081	$36,723	$34,524	$38,644	$32,465
Debt prepayment fee, impairment loss and debt defeasance related to real estate	2,708	5,316	2,708	—	2,900	—	5,316
Adjusted FFO applicable to common and common equivalents	$73,512	$75,257	$36,789	$36,723	$37,424	$38,644	$37,781
Weighted average common shares, units and common shares equivalents (diluted)	50,217	49,313	50,218	50,214	50,174	50,086	49,738
Adjusted FFO per weighted average shares outstanding (diluted)	$1.46	$1.53	$0.73	$0.73	$0.75	$0.77	$0.76

Funds Available for Distribution (FAD)

Adjusted FFO	$73,512	$75,257	$36,789	$36,723	$37,424	$38,644	$37,781
Adjustments:
Straight-line rent adjustment	(3,947)	(4,710)	(1,726)	(2,221)	(2,053)	(2,199)	(2,231)
FAS 141 adjustment	(472)	(246)	(317)	(155)	(162)	(344)	(256)
Amortization of deferred financing fees	1,303	1,161	614	689	544	646	582
Capital expenditures	(22,693)	(17,694)	(12,214)	(10,479)	(14,987)	(10,077)	(8,209)

FAD	$47,703	$53,768	$23,146	$24,557	$20,766	$26,670	$27,667
Weighted average common shares, units and common shares equivalents (diluted)	50,217	49,313	50,218	50,214	50,174	50,086	49,738
Dividend per share	$1.120	$1.120	$0.560	$0.560	$0.560	$0.560	$0.560
Total dividend declared	$56,359	$55,766	$28,196	$28,163	$28,096	$28,065	$28,032

Payout ratio of Adjusted FFO	76.67%	74.10%	76.64%	76.69%	75.07%	72.62%	74.20%
Payout ratio of FAD	118.15%	103.72%	121.82%	114.68%	135.30%	105.23%	101.32%

(1)	- Excludes depreciation and amortization not related to real estate.

(2)	- Represents the minority interest attributable to holders of common partnership units. The units are included in the share count.